Events After the Reporting Date	12 Months Ended
Dec. 31, 2019
Events After Reporting Date [Abstract]
Events after the reporting date

Note 21 – Events after the reporting date

A.	After the reporting period, in February 2020, the Company issued, pursuant to a public offering in the United States, an aggregate of 116,650,000 Ordinary Shares (2,333,000 ADSs) and 5,732,500 non-tradable warrants to the underwriters (exercisable into 5,732,500 Ordinary Shares). Also, in February 2020, the underwriters partly exercised their over-allotment option to purchase an additional 12,765,900 Ordinary Shares (255,318 ADSs), bringing the total gross proceeds from the offering to approximately $3,882,477, before deducting underwriting discounts and commissions and other offering-related expenses.

B.	See also note 11.B regarding to change in the terms of convertible notes and warrants.